Supplement dated May 27, 2022
to the Thrivent Mutual Funds Statement of Additional Information dated February 28, 2022
1.The following portfolio management changes will be implemented effective May 31, 2022:
Thrivent Diversified Income Plus Fund. David R. Spangler, CFA has been named as a portfolio manager for the Fund. Mr. Spangler has been with Thrivent Financial since 2002, has served in an investment management capacity since 2006, and is currently a Senior Portfolio Manager. Gregory R. Anderson, CFA is no longer a portfolio manager for the Fund. Stephen D. Lowe, CFA and Theron G. Whitehorn, CFA will continue to serve as portfolio managers for the Fund.
Thrivent Government Bond Fund. Jon-Paul (JP) Gagne has been named as a portfolio manager for the Fund. Mr. Gagne joined Thrivent Financial in May 2018 as a Senior Research Analyst/Trader covering Securitized Assets and became a portfolio manager in February 2021. Gregory R. Anderson, CFA is no longer a portfolio manager for the Fund. Michael G. Landreville, CFA, CPA (inactive) will continue to serve as a portfolio manager for the Fund.
Thrivent High Income Municipal Bond Fund. Janet I. Grangaard, CFA is no longer a portfolio manager for the Fund. Johan Å. Åkesson, CFA will continue to serve as a portfolio manager for the Fund.
Thrivent High Income Municipal Bond Fund. Janet I. Grangaard, CFA is no longer a portfolio manager for the Fund. Johan Å. Åkesson, CFA will continue to serve as a portfolio manager for the Fund.
Thrivent Limited Maturity Bond Fund. Gregory R. Anderson, CFA is no longer a portfolio manager for the Fund. Michael G. Landreville, CFA, CPA (inactive), Cortney L. Swensen, CFA, and Jon-Paul (JP) Gagne will continue to serve as portfolio managers for the Fund.
Thrivent Mid Cap Stock Fund. Vikram Kaura and J.P. McKim, CFA have been named as portfolio managers for the Fund. Mr. Kaura is a Senior Portfolio Manager and has been with Thrivent Financial since 2017. Mr. McKim is a Senior Portfolio Manager and has been with Thrivent Financial since 2019. Brian J. Flanagan, CFA will continue to serve as the lead portfolio manager for the Fund.
Thrivent Multidimensional Income Fund. Gregory R. Anderson, CFA is no longer a portfolio manager for the Fund. Stephen D. Lowe, CFA, Kent L. White, CFA, and Theron G. Whitehorn, CFA will continue to serve as portfolio managers for the Fund.
Thrivent Municipal Bond Fund. Johan Å. Åkesson, CFA, has been named as the portfolio manager for the Fund. Mr. Åkesson has been with Thrivent Financial since 1993, has served as an association portfolio manager and portfolio manager during various time periods since 1999, and is currently a Senior Portfolio Manager. Janet I. Grangaard, CFA is no longer a portfolio manager for the Fund.
Thrivent Opportunity Income Plus Fund. Gregory R. Anderson, CFA and Conrad E. Smith, CFA are no longer portfolio managers for the Fund. Stephen D. Lowe, CFA, Kent L. White, CFA, and Theron G. Whitehorn, CFA will continue to serve as portfolio managers for the Fund.
2.Effective May 31, 2022, the table under the heading “Investment Adviser – Other Accounts Managed by Thrivent Asset Mgt. Portfolio Managers” in the “Investment Adviser, Investment Subadviser and Portfolio Managers” section is revised to include information as of March 31, 2022, for Mr. Åkesson, Mr. Gagne, Mr. Kaura, Mr. McKim, and Mr. Spangler.
	Other Registered Investment Companies(1)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accounts Managed	Assets Managed	# of Accounts Managed	Assets Managed	# of Accounts Managed	Assets Managed
Johan A. Akesson	0	$0	0	$0	0	$0
Jon-Paul (JP) Gagne	1	$907,283,480	0	$0	0	$0
Vikram Kaura	0	$0	0	$0	0	$0
J.P. McKim	0	$0	0	$0	0	$0
David R. Spangler	6	$27,487,206,669	0	$0	1	$52,037,051
(1)
The “Other Registered Investment Companies” represent series of Thrivent Series Fund, Inc., which have substantially similar investment objectives and policies as the Fund(s) managed by the portfolio manager listed.

3.Effective May 31, 2022, the table under the heading “Investment Adviser – Ownership in the Funds” in the “Investment Adviser, Investment Subadviser and Portfolio Managers” section is revised to include information as of March 31, 2022, for Mr. Åkesson, Mr. Gagne, Mr. Kaura, Mr. McKim, and Mr. Spangler.
Portfolio Manager	Fund	Fund Ownership	Portfolio(1)	Portfolio Ownership	Ownership in Fund Complex(2)
Johan A. Akesson	Thrivent High Income Municipal Bond Fund	None			$100,001- $500,000
	Thrivent Municipal Bond Fund	None
Jon-Paul (JP) Gagne	Thrivent Government Bond Fund	None	Thrivent Government Bond Portfolio	None	$100,001- $500,000
	Thrivent Limited Maturity Bond Fund	None	Thrivent Limited Maturity Bond Portfolio	None
Vikram Kaura	Thrivent Mid Cap Stock Fund	None	Thrivent Mid Cap Stock Portfolio	None	$100,001- $500,000
J.P. McKim	Thrivent Mid Cap Stock Fund	None	Thrivent Mid Cap Stock Portfolio	None	$100,001- $500,000
David R. Spangler	Thrivent Aggressive Allocation Fund	$500,001- $1,000,000	Thrivent Aggressive Allocation Portfolio	$1-$10,000	$500,001- $1,000,000
	Thrivent Balanced Income Plus Fund	None	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Fund	None	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Global Stock Fund	None	Thrivent Global Stock Portfolio	None
	Thrivent Moderate Allocation Fund	None	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Aggressive Allocation Fund	None	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Fund	$10,001- $100,000	Thrivent Moderately Conservative Allocation Portfolio	None
(1)
Each Portfolio listed is a series of Thrivent Series Fund, Inc., is managed by the same portfolio manager(s) and has substantially similar investment objectives and policies to the corresponding Fund listed.
(2)
Ownership in Fund Complex includes investments in Thrivent Mutual Funds, Thrivent Series Fund, Inc., and Thrivent Church Loan and Income Fund.
4.Gerard V. Vaillancourt and Kathryn A. Stelter have announced their intentions to retire, and they resigned from their positions as officers of the Funds effective May 18, 2022. All references to Mr. Vaillancourt and Ms. Stelter are hereby deleted from the Statement of Additional Information as of that date.
5.Effective May 18, 2022, the Board appointed the following officers:
Sarah L. Bergstrom will serve as Treasurer and Principal Accounting Officer, replacing Mr. Vaillancourt. Ms. Bergstrom served as Assistant Treasurer from 2007 to 2022.
Richard L. Ramczyk will serve as Assistant Treasurer, replacing Ms. Bergstrom. Mr. Ramczyk has served as Manager, Mutual Fund Accounting Operations at Thrivent Financial since 2011.
Andrew R. Kellogg will serve as Vice President, replacing Ms. Stelter. Mr. Kellogg has served as the Director of Strategic Partnerships at Thrivent Financial since 2021. Prior to that, he was Director, Client Relations at SS&C/DST Systems, Inc. from 2016 to 2021.
6.The Board has nominated Robert J. Manilla to join the Board as an Independent Trustee of the Funds, subject to shareholder approval. Shareholder approval will be sought at a shareholder meeting expected to take place in July of 2022, as will be announced via a proxy statement to be filed with the SEC and distributed to shareholders. Mr. Manilla has over 30 years of experience in the financial services industry, including fifteen years as Vice President and Chief Investment Officer of the Kresge Foundation, a private, national foundation that works to expand opportunities in America's cities through grantmaking and social investing in arts and culture, education, environment, health, human services and community development in Detroit. Mr. Manilla spent 20 years in the auto industry where he held management roles in product development, sales and marketing, manufacturing, international operations, capital markets and asset management. He has experience as a member on the board of several private, public, and non-profit organizations.
Please include this Supplement with your Statement of Additional Information.
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